UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2024

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
CMS Energy Corporation, Depositary Shares, each representing a 1/1,000th interest in a share of 4.200% Cumulative Redeemable Perpetual Preferred Stock, Series C	CMS PRC	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐  Consumers Energy Company ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2024, CMS Energy Corporation (“CMS Energy”) submitted to the Michigan Department of Licensing and Regulatory Affairs a Certificate of Amendment to the CMS Energy Restated Articles of Incorporation. This amendment eliminated supermajority vote requirements and was approved by the shareholders as set forth below. A copy of the amendment is attached as exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy 2024 annual meeting of shareholders held on May 3, 2024, the shareholders of CMS Energy voted upon the proposals as described in its proxy statement dated March 21, 2024. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the CMS Energy Board of Directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	237,419,696	13,283,937	250,671	13,009,367
Deborah H. Butler	250,296,402	422,826	235,076	13,009,367
Kurt L. Darrow	238,796,640	11,925,155	232,509	13,009,367
Ralph Izzo	250,285,831	441,442	227,031	13,009,367
Garrick J. Rochow	249,678,319	1,048,486	227,499	13,009,367
John G. Russell	247,624,835	3,090,984	238,485	13,009,367
Suzanne F. Shank	250,251,927	465,961	236,416	13,009,367
Myrna M. Soto	246,393,164	4,318,816	242,324	13,009,367
John G. Sznewajs	250,273,112	440,062	241,130	13,009,367
Ronald J. Tanski	250,219,716	493,635	240,953	13,009,367
Laura H. Wright	238,161,920	12,559,922	232,462	13,009,367

2.	Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
235,442,409	12,588,863	2,923,032	13,009,367

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2024 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
257,619,141	6,082,043	262,487	0

4.	Proposal to amend the CMS Energy Restated Articles of Incorporation to eliminate supermajority vote requirements was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
244,970,547	5,722,292	261,465	13,009,367

CONSUMERS ENERGY COMPANY

At the concurrent Consumers Energy 2024 annual meeting of shareholders, the shareholders of Consumers Energy voted upon the proposals as described in its proxy statement dated March 21, 2024. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the Consumers Energy Board of Directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	WITHHOLD	BROKER NON-VOTE
Jon E. Barfield	84,191,261	4,593	149,875
Deborah H. Butler	84,187,683	8,171	149,875
Kurt L. Darrow	84,191,278	4,576	149,875
Ralph Izzo	84,190,809	5,045	149,875
Garrick J. Rochow	84,190,953	4,901	149,875
John G. Russell	84,190,909	4,945	149,875
Suzanne F. Shank	84,187,720	8,134	149,875
Myrna M. Soto	84,187,333	8,521	149,875
John G. Sznewajs	84,190,573	5,281	149,875
Ronald J. Tanski	84,190,936	4,918	149,875
Laura H. Wright	84,187,088	8,766	149,875

2.	Non-binding advisory proposal to approve the compensation paid to Consumers Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,176,950	13,081	5,823	149,875

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2024 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,342,939	1,165	1,625	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to CMS Energy’s Restated Articles of Incorporation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 7, 2024	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: May 7, 2024	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer